UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 31, 2017

DOCUMENT SECURITY SYSTEMS, INC.

(Exact name of registrant as specified in its charter)

New York	001-32146	16-1229730
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

200 Canal View Boulevard Suite 300 Rochester, NY	14623
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (585) 325-3610

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company [  ]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [  ]

Item 1.01 Entry into a Material Definitive Agreement

As previously reported, on December 31, 2011, Document Security Systems, Inc. (the “Company”) entered into a Convertible Promissory Note (the “Laufer Note”) with Mayer Laufer (“Laufer”) in the principal sum of $575,000. Also, as previously reported, the Laufer Note was amended on May 24, 2013, February 23, 2015 and April 12, 2016 to extend its maturity date, to eliminate its conversion feature, and to restructure its payment schedule.

On May 31, 2017, the Company entered into Convertible Promissory Note Amendment No. 4 (“Laufer Note Amendment No. 4”) amending the Laufer Note (i) to extend the Maturity Date to April 30, 2018 (the “Extended Note Maturity Date”) and (ii) to restructure the remaining principal and interest payments as specifically set forth in the Payment Schedule contained in Exhibit 10.1 to this Current Report on Form 8-K. Except as expressly amended by Laufer Note Amendment No. 4, all other terms and conditions of the Laufer Note and previously executed amendments thereto will remain in force through the Extended Note Maturity Date. Laufer is neither an affiliate of, nor a related party to the Company.

In consideration of Laufer’s agreement to enter into Laufer Note Amendment No. 4, the Company has agreed to issue Laufer 18,000 shares of its common stock.

The foregoing description is a summary only, does not purport to set forth the complete terms of Laufer Note Amendment No. 4, and is qualified in its entirety by reference to Convertible Promissory Note Amendment No. 4 filed as Exhibit 10.1 to this Current Report on Form 8-K.

Also, as previously reported, on May 24, 2013, the Company entered into a Promissory Note (the “CNE Note”) with Congregation Noam Elimelech (the “Lender”) in the principal sum of $850,000. Also, as previously reported, the CNE Note was amended on May 2, 2014, February 23, 2015 and April 12, 2016 to extend its maturity date and restructure its payment schedule.

On May 31, 2017, the Company entered into Promissory Note Amendment No. 4 (“CNE Note Amendment No. 4”) with Lender amending the CNE Note (i) to extend the Maturity Date to December 31, 2018 (the “Extended Maturity Date”) and (ii) to restructure the remaining principal and interest payments as specifically set forth in the Payment Schedule contained in Exhibit 10.2 to this Current Report on Form 8-K. Except as expressly amended by CNE Note Amendment No. 4, all other terms and conditions of the CNE Note and previously executed amendments thereto will remain in force through the Extended Maturity Date. The Lender is neither an affiliate of, nor a related party to the Company.

In consideration of Lender’s agreement to enter into CNE Note Amendment No. 4, the Company has agreed to issue Lender 18,000 shares of its common stock.

The foregoing description is a summary only, does not purport to set forth the complete terms of CNE Note Amendment No. 4, and is qualified in its entirety by reference to Promissory Note Amendment No. 4 filed as Exhibit 10.2 to this Current Report on Form 8-K.

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of Registrant

The information provided in Item 1.01 of this Current Report on Form 8-K is incorporated by reference into this Item 2.03.

Item 3.02 Unregistered Sales of Equity Securities

The 36,000 shares of common stock issued in connection with and as partial consideration for the Laufer Note Amendment No. 4 and the CNE Note Amendment No. 4 discussed in Item 1.01 above were issued in private transactions pursuant to an exemption from registration provided by Section 4(2) of the Securities Act of 1933, as amended.

Item 9.01 Financial Statements and Exhibits

(d)	Exhibits

Exhibit No.	Description

10.1	Convertible Promissory Note Amendment No. 4 dated May 31, 2017.

10.2	Promissory Note Amendment No. 4 dated May 31, 2017.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DOCUMENT SECURITY SYSTEMS, INC.

Dated: June 5, 2017	By:	/s/ Jeffrey Ronaldi
Jeffrey Ronaldi
Chief Executive Officer